Exhibit 10.11.1

LICENSE AGREEMENT

between

SBI BIOTECH CO. LTD.

and

MEDIMMUNE, LLC.

dated as of September 9, 2008

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LICENSE AGREEMENT

THIS LICENSE AGREEMENT dated as of the 9th day of September, 2008 (the “Agreement”) is made between SBI Biotech Co. Ltd. (previously Gingko Biomedical Research Institute Co., Ltd), a Japanese corporation having its principal office at 4-7-4 Shirokanedai, Minato-ku, Tokyo, Japan (“SBIBT”) and MedImmune, LLC, having its principal place of business at One MedImmune Way, Gaithersburg, Maryland 20878 (“MedImmune”)

RECITALS

WHEREAS, SBIBT has rights to certain products and desires to grant a license to MedImmune with respect to such products; and

WHEREAS, MedImmune desires to obtain such a license.

NOW THEREFORE, in consideration of the premises and of the covenants herein contained, the Parties hereto mutually agree as follows:

ARTICLE 1

DEFINITIONS

For purposes of this Agreement, the terms defined in this Article shall have the meanings specified below, whether used in their singular or plural form:

1.1. “Active Ingredient” means a compound that binds to and/or modulates the Target.

1.2. “Additional Target” means (a) a [***].

1.3. “Additional Product” means [***].

1.4. “Affiliate” with respect to either Party, means any corporation or other entity which controls, is controlled by, or is under common control with that Party. A corporation or other entity shall be regarded as in control of another corporation or entity if it directly or indirectly owns or controls more than fifty percent (50%) of the voting stock or other ownership interest of the other corporation or entity, or if it possesses, directly or indirectly, the power to direct or cause

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the direction of the management and policies of the corporation or other entity or the power to elect or appoint fifty percent (50%) or more of the members of the governing body of the corporation or other entity. Notwithstanding the foregoing, the Government of Japan and entities controlled by the Government of Japan (other than through SBIBT) are not considered Affiliates of SBIBT.

1.5. “BLA(s)” means Biologics License Application(s).

1.6. “Business Day” shall mean each day of the week excluding Saturday, Sunday, Japanese National holidays and U.S. Federal holidays.

1.7. “Combination Product” means a product that in a single formulation contains one or more active components in addition to an Active Ingredient, or a product sold in a single package containing such multiple components.

1.8. “Commercially Reasonable Efforts” shall mean efforts of a degree and kind, including the level of attention and care and providing of funding, resources and skilled manpower, as are consistent with industry custom and practice, for a similar biological product that is at a similar stage in its development or product life and is of similar market potential taking into account efficacy, safety, approved labeling, the competitiveness of alternative products in the marketplace, the patent and other proprietary position of the product, and the likelihood of regulatory approval given the regulatory structure involved. Commercially Reasonable Efforts shall be determined on a market-by-market and indication-by-indication basis for a particular Product, and it is anticipated that the level of effort will be different for different markets, and will change over time, reflecting changes in the status of the Product and the market(s) or indications involved.

1.9. “Effective Date” means the date first hereinabove written.

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1.10. “EMEA” means the European Medicines Agency or any successor or other agency with responsibilities comparable to the European Medicines Agency.

1.11. “FDA” means the United States Food and Drug Administration or any successor agency in the United States with responsibilities comparable to those of the United States Food and Drug Administration.

1.12. “Field” means therapeutic, prophylactic, and diagnostic uses in all possible indications, diseases and disorders.

1.13. “First Commercial Sale” means the first sale of a Product in a country.

1.14. “Fully-Absorbed Cost of Goods” with respect to Product, on a Product-by- Product basis, means:

(a) To the extent that manufacturing of Product or any component thereof is performed by MedImmune itself, the consolidated fully burdened cost incurred by MedImmune in the manufacture of Product, which costs are limited to (i) direct labor costs (salaries, wages, incentive compensation, share-based compensation and employee benefits); (ii) direct materials and packaging costs; (iii) operating costs of facilities and equipment, excluding any surplus or idle capacity costs; (iv) a charge for depreciation, repairs and maintenance costs of facilities and equipment to the extent reasonably allocable to the manufacture of a Product; (v) quality and in-process control costs; (vi) a charge for overhead costs for raw material and manufacturing administration and management, materials management, storage and handling, and manufacturing and employee training; and (vii) charges for spoilage, scrap, rework costs and expired goods as determined; and

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(b) To the extent that manufacturing of Product or any component thereof is performed for MedImmune by a Third Party, amounts paid by MedImmune to such Third Party in connection with the manufacturing of Product or any component thereof.

1.15. “Invention” means all inventions, discoveries, improvements and other technology, whether or not patentable.

1.16. “Joint Inventions” has the meaning set forth in Section 6.7.

1.17. “Joint Patents” means Patent Rights that claim a Joint Invention.

1.18. “Know-How” means ideas, writings, data, information, know-how, compounds, cell lines, and reagents and Inventions and the rights thereto other than Patent Rights, including but not limited to manufacturing and formulation information.

1.19. “Net Sales” means with respect to Royalty-Bearing Product, the gross sales accrued in a particular period for financial reporting purposes of Royalty Bearing Products sold by MedImmune and/or its Affiliates and with respect to a Royalty Bearing Product licensed to a Sublicensee, such Royalty Bearing Product sold by the Sublicensee, in each case to a Third Party and included in reported net sales after deducting for the following sales allowances and expenses directly related to gross sales of the applicable Royalty Bearing Product, if not previously deducted, from the gross sales amount invoiced:

(a) trade, quantity and/or cash discounts, allowances or rebates, including promotional, service or similar discounts or rebates and discounts or rebates to governmental or managed care organizations, to the extent actually given or allowed in connection with Royalty Bearing Product;

(b) credits or allowances actually granted with respect to Royalty Bearing Products by reason of rejection, defects, recalls or returns, or chargebacks;

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(c) any tax, tariff, duty or government charge (including any sales, value added, excise or similar tax or government charge, but excluding any income tax) levied on the sale, transportation or delivery of any Royalty Bearing Product;

(d) a reasonable allowance for bad debt;

(e) any charges for freight, postage, shipping or transportation, or for shipping insurance (if and to the extent included in the amount invoiced to the Third Party); and

(f) administrative fees paid to group purchasing organizations, managed care entities or other similar types of organizations or networks participating in the distribution and/or sale of Royalty Bearing Product. Representative examples of such fees are fees for the management of a product distribution network, dissemination of information, and submission of data regarding product purchases.

MedImmune shall make periodic adjustments of the amounts described in (a) through (f) to its initial accruals of such amounts applied in a prior calendar quarter to reflect amounts actually incurred or taken.

Net Sales shall be determined in accordance with the then current MedImmune accounting standard, which as of the Effective Date is IFRS.

(A) In the event a Royalty Bearing Product is sold as part of a Combination Product and the Royalty Bearing Product, as well as each of the other active components included in the Combination Product (the “Additional Products”), are sold separately, the Net Sales from such Combination Product, shall be the amount determined by multiplying the Net Sales of the Combination Product, during the applicable reporting period, by the fraction, A/(A+B), where A is the average gross sales price of the Royalty Bearing Product when sold separately in finished form and B is the average gross sales price of the Additional Products when such Additional Products are sold separately in finished form, in each case during the applicable reporting period or, if sales of both the Royalty Bearing Product, and the Additional Products did not occur in such period, then in the most recent reporting period in which sales of both occurred.

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(B) In the event a Royalty Bearing Product is sold as part of a Combination Product and average gross sales price cannot be determined for such Royalty Bearing Product and all Additional Product(s) included in the Combination Product, Net Sales, shall be calculated by multiplying the Net Sales of the Combination Product by the fraction C/(C+D) where C is the standard Fully-Absorbed Cost of Goods of the Product and D is the standard fully-absorbed cost of the Additional Products, calculated in the same manner as Fully -Absorbed Cost of Goods, in each case during the applicable reporting period.

1.20. “Party” means each of SBI or MedImmune and collectively the “Parties”.

1.21. “Patent Rights” means United States and foreign patents, patent applications, provisional patent applications, certificates of invention, applications for certificates of invention, divisions, continuations, continuations-in-part, non-provisional patent applications claiming priority benefit of a provisional application, continued prosecution applications, national and regional stage counterparts, together with any extensions, registrations, confirmations, reissues, re-examinations or renewals of the above as well as supplementary protection certificates therefore, and any other form of government-issued patent protection directed to the inventions claimed in the foregoing.

1.22. “Phase I Clinical Trial” means for the purpose of obtaining Regulatory Approval a study in humans the purpose of which is preliminary determination of safety of a Product in healthy individuals or patients that would satisfy the requirements of 21 C.F.R. 312.21(a), or the equivalent process in other countries or groups of countries of the Applicable Territory.

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1.23. “Phase II Clinical Trial” means for the purpose of obtaining Regulatory Approval a study in humans of the safety, dose range and efficacy of a Product that is prospectively designed to generate sufficient data to commence a Phase III Clinical Trial that would satisfy the requirements of 21 C.F.R. 312.21(b), or the equivalent process in other countries or groups of countries of the Applicable Territory.

1.24. “Phase III Clinical Trial” means a controlled study in humans of the efficacy and safety of a Product that is prospectively designed to demonstrate statistically whether such Product is effective and safe for use in a particular indication in a manner sufficient to obtain Regulatory Approval to market such Product that would satisfy the requirements of 21 C.F.R. 312.21(c), or the equivalent process in other countries or groups of countries of the Applicable Territory.

1.25. “Product” means an Active Ingredient and/or a composition or formulation or product that includes an Active Ingredient. A Product includes a Combination Product.

1.26. “Regulatory Approval(s)” means any and all approvals from regulatory authorities in a country required to manufacture and market Product in such country and, if required, approvals for pricing and reimbursement.

1.27. “Research Plan” means a plan of research with respect to elucidation of the biology of the pathway for the Target that is approved by the JRC (as defined in Section 2.2) and any modification thereto approved by the JRC.

1.28. “Research Program” means research with respect to elucidation of the biology of the pathway for the Target that is performed under a Research Plan.

1.29. “Research Term” means the period beginning on the Effective Date and ending upon Start of GLP Toxicology Study.

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1.30. “Royalty-Bearing Product” shall mean a Product that: (i) in the country where sold infringes a Valid Claim of a SBIBT Patent Right as to which MedImmune retains a license under this Agreement, or (ii) in a material respect, incorporates or is derived from or is manufactured using SBI Know-How.

1.31. “SBIBT Know-How” means any (i) Know-How owned by SBIBT or its Affiliates as of the Effective Date or at any time during the Term which is useful for the research, development, manufacture, use or sale of a Product and/or the Target and/or (ii) Know-How, if any, licensed to SBIBT or its Affiliates under a Technology Acquisition Agreement (and if licensed after the Effective Date that can be sublicensed by SBIBT to MedImmune). SBIBT Know-How includes cell banks, compounds and other materials, including but not limited to those listed in Exhibit D.

1.32. “SBIBT Patent Rights” means any and all Patent Rights owned by SBIBT or its Affiliates or licensed to SBIBT or its Affiliates under a Technology Acquisition Agreement (and if licensed after the Effective Date that can be sublicensed by SBIBT to MedImmune, in each case as of the Effective Date or during the Term that includes one or more claims that are infringed or would be infringed (in the case of a patent application upon issuance of a patent that contains such a claim) by the research, development, manufacture, use, sale, offer for sale or importation of a Product and/or the Target. SBIBT Patent Rights include but are not limited to those of Exhibit A.

1.33. “Start of GLP Toxicology Study” means the first dosing of the first animal with a Product in a toxicology study performed under good laboratory practice conditions.

1.34. “Sublicensee” means any person or entity (other than an Affiliate or a distributor) that receives from MedImmune a sublicense under the license granted to MedImmune pursuant to this Agreement.

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1.35. “Target” means [***] and/or a polynucleotide that encodes the foregoing.

1.36. “Technology Acquisition Agreement” shall mean (i) any agreement entered into as of the Effective Date, between SBIBT or its Affiliates and a Third Party under which SBIBT or its Affiliates is granted a license to (a) any of such Third Party’s Patent Rights that cover or reasonably relate to the research, development, commercialization, composition, use, or manufacture of Product and/or the Target or (b) any of such Third Party’s Know-How, if any, that reasonably relates to the research, development, commercialization, composition, use or manufacture of Product and/or the Target and (ii) any agreement that becomes a Technology Acquisition Agreement pursuant to Section 4.4. The Technology Acquisition Agreements of SBI as of the Effective Date are listed in Exhibit B.

1.37. “Term” has the meaning set forth in Section 11.1.

1.38. “Territory” means the entire world.

1.39. “Third Party” means any entity other than SBI or MedImmune and their respective Affiliates.

1.40. “United States” or “U.S.A.” means the United States of America and its territories and possession.

1.41. “Valid Claim” means an issued claim of an unexpired granted patent which claim has not been abandoned, disclaimed, held permanently revoked, or held invalid or unenforceable by a court of competent jurisdiction or administrative agency in an unappealed or unappealable decision, and which has not been admitted to be invalid or unenforceable through reissue or disclaimer or otherwise.

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ARTICLE 2

KNOW-HOW AND RESEARCH PROGRAM

2.1. At the cost and expense of SBIBT, SBIBT shall provide SBIBT Know-How (including those in Japanese) to MedImmune within [***] ([***]) [***] of the Effective Date and thereafter (to the extent available and not previously disclosed and provided) on the last Business Day of each calendar quarter, except that the Parties will equally bear the cost and expense paid to a Third Party for the initial provision of SBIBT Know-How to MedImmune which total cost shall not exceed [***]. Thereafter, SBIBT shall bear the entire cost and expense of providing SBIBT Know-How to MedImmune.

Notwithstanding the foregoing, to the extent that any SBIBT Know-How is in a language other than the English language, at its cost and expense, SBIBT shall translate such SBIBT Know-How into English and such translations, together with translation certificates thereof, shall be provided to MedImmune no later than [***] ([***]) [***] after the Effective Date. To the extent that SBIBT Know-How provided to MedImmune contains materials that include a label in a foreign language, SBIBT shall provide a translation thereof when sending such materials.

2.2. (a) The Parties shall establish a Joint Research Committee (“JRC”) promptly after the Effective Date, which shall exist until the end of the Research Term.

(b) The JRC shall be comprised of representatives of each Party with the size of the JRC to be agreed upon by the Parties from time-to-time. The purpose of the JRC is to coordinate work under the Research Plan. The JRC shall meet from time to time, at least once every six months, on a formal or informal basis. Regardless of the number of representatives from each Party, each Party shall present one consolidated view and shall have one vote on any issue in dispute.

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(c) The JRC will evaluate the results of the Research Program, discuss information relating to the Research Program, ensure that there is appropriate scientific direction for the Research Program and shall consider and have the right to approve the initial Research Plan prepared by MedImmune and any changes thereto. During the Research Term, either Party may propose changes to the Research Plan for discussion by the JRC. If, after discussion, the JRC mutually agrees upon such proposed change, the Research Plan shall be so modified. If the JRC cannot reach agreement on the initial research plan proposed by MedImmune or on any proposed change thereto or on any change to a Research Plan, or on any other matter under consideration, the matter shall be referred to the heads of research of each Party, who shall attempt to resolve the dispute in good faith. If the heads of research cannot agree within [***] ([***]) [***], the matter shall be resolved consistent with MedImmune’s position, provided that such matter in dispute would not result in additional obligations on or expenditures by SBIBT. The JRC shall not have the right to amend this Agreement or to change either Parties’ rights or obligations under this Agreement. A change in the research obligations of SBIBT shall require the written consent of both Parties.

2.3. (a) SBIBT shall maintain records of the Research Program (or cause such records to be maintained) in sufficient detail and in good scientific manner as will properly reflect all work done and results achieved in the performance thereof (including all data in the form required under any applicable governmental regulations). SBIBT shall allow MedImmune to have prompt access to all materials and data generated pursuant to the Research Program at reasonable times and in a reasonable manner and at the request of MedImmune, SBIBT, shall provide MedImmune with a copy of such records.

(b) SBIBT shall periodically, and not less often than each calendar half year during the Research Term, provide the Joint Research Committee with written reports summarizing the progress of the Research Program during the preceding calendar half year. Unless otherwise agreed, such reports shall be due [***] ([***]) [***] after the end of a calendar quarter.

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2.4. SBIBT shall perform research with respect to Target and Product to elucidate the biology of the [***]. It is expressly understood that the activities of SBIBT with respect to Product and Target shall be limited to activities for elucidating the biology of the [***], and such activities shall be in accordance with the Research Plan.

2.5. MedImmune’s activities with respect to research and development of Product shall not be limited by the Research Plan and may overlap with activities of SBIBT under the Research Plan.

2.6. SBIBT shall be responsible for the cost and expense of SBIBT activities under a Research Plan.

2.7. MedImmune shall be responsible for the cost and expense of MedImmune activities under a Research Plan.

ARTICLE 3

DILIGENCE

3.1. (a) MedImmune agrees to use Commercially Reasonable Efforts to develop, at its expense, one Product for the United States, and thereafter one Product each in the European Union and Japan as set forth in Section 3.1(e). The efforts of a collaborator, including SBIBT, and/or Sublicensee and/or Affiliate of MedImmune or any Third Party performing work for or on behalf of MedImmune shall be considered to be efforts of MedImmune for the purposes of this Article 3.

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(b) If, in any calendar year, MedImmune or its Affiliate(s) and/or a Sublicensee of MedImmune, and/or an entity (including but not limited to SBIBT) performing work for or on behalf of or pursuant to a collaborative agreement with MedImmune alone or together, has performed any one of the following with respect to a Product, then MedImmune shall be deemed to have complied with MedImmune’s obligations under Section 3.1(a) with respect to Product in the United States:

(i) has expended (internally or externally) at least [***] ([***]) in such calendar year for research and/or development of a Product;

(ii) is actively conducting or analyzing the results of a Phase I Clinical Trial with respect to a Product;

(iii) is actively conducting or analyzing the results of a Phase II Clinical Trial with respect to a Product;

(iv) is actively conducting or analyzing the results of a Phase III Clinical Trial with respect to a Product;

(v) has prepared documents for filing for Regulatory Approval with respect to a Product;

(vi) has filed for Regulatory Approval for a Product;

(vii) is pursuing a filed application for Regulatory Approval for a Product;

(viii) has received Regulatory Approval for a Product;

(ix) a Product is launched or is being sold in the United States.

If, in a calendar year, MedImmune has not met one of Section 4.1.(b)(i) through (ix), with respect to a Product the failure to meet such obligation shall not alone establish that MedImmune has not met MedImmune’s obligations under Section 3.1(a) with respect to a Product.

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(c) Subject to Section 3.1(d), in the event that MedImmune has not performed any of Section 3.1(b)(i) through (ix) during any calendar year with respect to a Product, and MedImmune fails to comply with the obligations of Section 3.1(a) in such calendar year with respect to a Product, SBIBT shall have the right, as its sole and exclusive remedy for MedImmune’s failure to comply therewith, to terminate this Agreement with respect to all Products, by written notice to MedImmune within ninety (90) days after the end of the applicable calendar year, unless MedImmune cures such failure prior to the expiration of thirty (30) days after such notice.

(d) If MedImmune receives a notice under Section 3.1(c), MedImmune shall have the right to contest such notice by requesting arbitration under Section 12.5, and if MedImmune requests such arbitration, this Agreement shall be terminated pursuant to Section 3.1(c) with respect to Products, only if in such arbitration there is a final determination that MedImmune has not met MedImmune’s obligation under Section 3.1(a) with respect to a Product, in the applicable calendar year, and, in addition, in such calendar year none of the events of Section 3.1(b) (i) through (ix) has occurred with respect to Product.

(e) MedImmune agrees to use Commercially Reasonable Efforts to, at its expense, develop one Product in a member country of the European Union and in Japan; provided, however, that it is expressly understood that MedImmune will not be required to conduct registration trials intended for use for approval of a Product in a member country of the European Union until MedImmune has obtained Regulatory Approval for a Product in the United States and will not be required to conduct registration trials for Japan until MedImmune has obtained Regulatory Approval for a Product in both the United States and in a member country of the European Union. In the event that MedImmune fails to exert Commercially Reasonable Efforts with respect to a Product in at least one member country of the European Union, or fails to exert Commercially Reasonable Efforts with respect to one Product in Japan then subject to Section

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3.1(c) as the sole and exclusive remedy SBIBT shall have the right to terminate MedImmune’s licenses with respect to all Products as to all member countries of the European Union or in Japan respectively, by written notice to MedImmune and such licenses shall terminate in the European Union or Japan, respectively, sixty (60) days thereafter unless such failure is cured prior to the end of such sixty (60) day period.

3.2. (a) MedImmune agrees to use Commercially Reasonable Efforts to market and sell a Product in each country in which Regulatory Approval is obtained therefor.

(b) Subject to Section 3.2(c), in the event that MedImmune fails to comply with the obligations of Section 3.2(a) with respect to a particular Product in a particular country, SBIBT shall have the right, as its sole and exclusive remedy for MedImmune’s failure to comply with such obligations, to terminate the licenses with respect to such Product in such country by written notice to MedImmune within ninety (90) days after the end of the applicable calendar year, unless MedImmune cures such failure prior to the expiration of thirty (30) days after such notice.

(c) If MedImmune receives a notice under Section 3.1(e) or 3.2(b), MedImmune shall have the right to contest such notice by requesting arbitration under Section 12.5, and if MedImmune requests such arbitration, the licenses shall be terminated pursuant to Section 3.1(e) or 3.2(b) as to the applicable Product and country(ies) only if in such arbitration there is a final determination that MedImmune has not met its obligations under Section 3.1(e) or 3.2(a) for such Product in the country (ies).

3.3. MedImmune shall have the sole right to determine all matters with respect to development, manufacture and commercialization of a Product in the Territory.

3.4. Until First Commercial Sale of Product in the United States, within [***] ([***]) [***] after the end of each calendar half year, MedImmune shall provide SBIBT with a written report summarizing the activities performed by MedImmune as to research and development of a Product in such prior calendar half year.

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In addition, until First Commercial Sale of Product in the United States, at least [***] ([***]) [***] prior to the end of a calendar year, MedImmune shall provide SBIBT with a written report as to MedImmune’s planned activities with respect to development of a Product for the subsequent calendar year.

ARTICLE 4

LICENSES

4.1. (a) SBIBT hereby agrees to grant and hereby grants to MedImmune, a license, with a right to grant sublicenses, under SBIBT Patent Rights and SBIBT Know-How, to make, have made, use, sell, offer to sell and import Product in the Field, in the Territory, which right and license is exclusive (exclusive even as to SBIBT).

(b) SBIBT covenants that neither SBIBT nor its Affiliates has granted nor will grant any rights or licenses under SBIBT Patents or SBIBT Know-How with respect to Product in the Field in the Territory. Except as permitted by Section 2.4, SBIBT covenants and agrees that neither SBIBT nor its Affiliates will practice, use or exploit SBIBT Patents and/or SBIBT Know-How licensed to MedImmune under this Agreement with respect to Product in the Field.

4.2. Within its sole discretion, MedImmune may grant exclusive or non-exclusive sublicenses (including the right to grant further sublicenses) under some or all of the rights and licenses granted to MedImmune under this Agreement to one or more entities. MedImmune shall provide SBIBT with prompt written notice that a sublicense has been granted with respect to Product; provided, however, that a copy of the agreement shall be furnished by MedImmune to SBIBT within [***] ([***]) [***] after the execution, with MedImmune having the right to redact financial terms and other confidential information.

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4.3. In the event the making, having made, use, offer for sale, sale or import of any Product in the Field in the Territory by MedImmune, its Affiliates or Sublicensees would infringe during the Term a claim of Patent Rights that is owned by or licensed to SBIBT and which Patent Rights are not covered by the grant in this Article 4, SBIBT hereby covenants not to sue MedImmune and/or its Affiliates and/or its Sublicensees under such Patent Rights.

4.4. During the Term, if SBIBT proposes or desires to enter into an agreement with a Third Party to obtain a license to one or more Patent Rights that cover Product or the discovery, manufacture or use thereof, SBIBT shall inform MedImmune as to the technology to be covered by such license, and as to the proposed terms of such license, to the extent it is allowed to do so under the duty of confidentiality owed such Third Party. If so requested by MedImmune, SBIBT shall use reasonable efforts to obtain the right to grant to MedImmune a sublicense under SBIBT’s rights in such agreement, at financial terms that are no greater than those that would be paid by SBIBT thereunder. After entering into any such agreement on such conditions, SBIBT shall inform MedImmune thereof and shall provide MedImmune with a copy of such agreement and a written description of the technology licensed thereunder including copies of any Patent Rights to be licensed thereunder. Within [***] ([***]) [***] after MedImmune receives such agreement and such information with respect thereto, MedImmune shall notify SBIBT, in writing, as to whether MedImmune shall be sublicensed under such agreement. Upon such written notice from MedImmune that MedImmune is to be sublicensed under such agreement, such agreement shall automatically become a Technology Acquisition Agreement. MedImmune agrees in writing to be responsible for any royalty obligations to such Third Party based on sales by MedImmune, its Affiliates or Sublicensees of Royalty Bearing Product sublicensed to MedImmune, under the Technology Acquisition Agreement.

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ARTICLE 5

PAYMENTS BY MEDIMMUNE

5.1. Subject to Section 5.10, MedImmune shall pay SBIBT [***] ($[***]) within [***] ([***]) [***] after the Effective Date, subject to receipt of a written invoice from SBIBT.

5.2. (a) Subject to Section 5.10, MedImmune shall pay the following non—refundable amounts within [***] ([***]) [***] of the first occurrence and only the first occurrence of the following events in connection with Royalty Bearing Product in the Field:

	(i)	[***]			$[***]
	(ii)	[***]		$[***]
	(iii)	[***]	$[***]
	(iv)	[***]	$[***]
	(v)	[***]
[***]						$ [***]
	(vi)	[***]
[***]		$[***]
	(vii)	[***]				$ [***]
	(viii)	[***]
[***]		$[***]
	(ix)	[***]				$ [***]
	(x)	[***]				$ [***]

(b) Each milestone under this Section 5.2 shall be paid only once, and the aggregate of milestones under this Section 5.2 shall not exceed [***] ($[***]).

(c) MedImmune shall provide written notice to SBIBT with respect to the first occurrence of the events listed in Section 5.2(a) above.

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5.3. (a) MedImmune shall pay SBIBT the following amounts within [***] ([***]) [***] of the first occurrence and only the first occurrence of the following events:

(i) [***] ($[***]): the first time that total Net Sales of Royalty Bearing Product in the Territory in a calendar year are equal to or greater than [***] ($[***]).

(ii) [***] ($[***]): the first time that total Net Sales of Product in the Territory in a calendar year are equal to or greater than [***] ($[***]).

(b) Each of the milestones of Section 5.3(a)(i) and 5.3(a)(ii) shall be paid only once.

(c) MedImmune shall provide written notice to SBIBT with respect to the first occurrence of the events listed in Section 5.3(a) above.

5.4. (a) MedImmune shall pay to SBI royalties on Net Sales of Royalty Bearing Products in the Territory in the Field in the amounts set forth below:

(i) Portion of Net Sales of Royalty Bearing Products in the Territory in a calendar year up to $[***]. [***]

(ii) Portion of Net Sales of Royalty Bearing Products in the Territory in a calendar year above $[***] up to $[***].                                 [***]

(iii) Portion of Net Sales of Royalty Bearing Products in the Territory in a calendar year above $[***]. [***]

(b) In the event that the sale of a Royalty Bearing Product does not infringe a Valid Claim of a SBIBT Patent Right licensed to MedImmune, in the country where sold, the royalty owed under Section 5.4(a) with respect thereto shall be reduced by [***] ([***]). The reduction in royalty determined under each of parts (i), (ii) and (iii) of Section 5.4(a) shall be in proportion to the amount of Net Sales to which the reduction is applicable. For example, if

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aggregate Net Sales of Royalty Bearing Product in a calendar year under this Section 5.4(b) is forty-percent of the total Net Sales of Royalty Bearing Product in a calendar year, then the royalty reduction shall be applied to forty percent of the total Net Sales of Royalty Bearing Product in the calendar year for each of parts (i), (ii) and (iii) of Section 5.4(a).

(c) Royalties on Royalty Bearing Product under Section 5.4 shall be effective in a country of the Territory as of the date of First Commercial Sale of any Royalty Bearing Product in such country and shall terminate with respect to all Royalty Bearing Products in such country on the tenth anniversary of the First Commercial Sale of the first Royalty Bearing Product in such country, after which time there is no further royalty obligations with respect to Royalty Bearing Product in such country, except that the royalty shall continue after such period with respect to Royalty Bearing Product sold in such country, which sale of Royalty Bearing Product in such country infringes (except for the license granted under this Agreement) a Valid Claim of a SBIBT Patent Right but only for as long as such infringement exists.

(d) All payments required under this Article 4 shall be made in U.S. Dollars. For the purpose of computing the Net Sales of Royalty Bearing Products sold in a currency other than U.S. Dollars, such currency shall be converted from local currency to U.S. Dollars in accordance with the rates of exchange for the relevant month for converting such other currency into U.S. Dollars used by MedImmune’s internal accounting system.

(e) Only one royalty shall be due hereunder with respect to the same unit of Royalty Bearing Product, and except as provided in Section 5.4(f) such royalty shall be due and payable only for the first sale of Royalty Bearing Product.

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(f) No royalties shall be due upon the sale or other transfer of Royalty Bearing Product among MedImmune or its Affiliates, but in such cases the royalty shall be due and calculated upon Medimmune’s or its Affiliates Net Sales to the first Third Party.

(g) In the event that a Third Party(ies) that is not licensed by MedImmune sells a Product in a country of the Territory that in such country does not infringe a Valid Claim of a granted SBIBT Patent Right in such country (“Generic Product”) and the total unit sales of Generic Product in such country for a calendar year is at least [***] ([***]) and [***] ([***]) of the unit sales of Royalty Bearing Product sold by MedImmune or its Affiliates or Sublicensees in such country in a calendar year, then the royalties payable by MedImmune in such country for such Product after taking into account any applicable credits or deductions against royalties under this Agreement shall be reduced by [***] ([***]) for all subsequent calendar years, and if such unit sales of Generic Product in such country in such calendar year is at least [***] ([***]) of the unit sales of Product sold by MedImmune, its Affiliates or Sublicensees in such country in such calendar year, then no royalty shall be payable in such country for any and all subsequent calendar years. For the avoidance of doubt, this Section 5.4(g) shall apply in the case where the Generic Product comprises the same type of Active Ingredient as the Royalty Bearing Product then being sold by MedImmune or its Affiliates or Sublicensees in the same country.

(h) In the event that MedImmune or its Affiliates or Sublicensees are obligated to pay royalties to a Third Party for a Patent Right or Know-How controlled by such Third Party for making, having made, using, offering to sell, selling or importing a Royalty Bearing Product (a “Third Party Royalty”), MedImmune shall promptly give written notice to SBIBT specifying the amount of such payments and describing such Patent Right, and, thereafter, [***] ([***]%) of such Third Party Royalties owed by MedImmune or its Affiliates or Sublicensees for sale of such

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Royalty Bearing Product for a calendar quarter shall be creditable against any royalty payments due to SBIBT by MedImmune under this Section 5.4 with respect to the sale of such Royalty Bearing Product, but provided that such credit shall not reduce the amount of royalties otherwise owed by MedImmune for such sales to an amount that is less than [***] ([***]) of Net Sales of Royalty Bearing Product for the applicable calendar quarter. Any amount of Third Party Royalty that is not credited in a calendar quarter as a result of the limitation on royalty reduction of this Section 5.4(h) may be credited in one or more subsequent calendar quarters, (subject to the applicable limit on royalty reduction) until exhausted.

(i) SBIBT shall be solely responsible for making any and all payments that are due and payable under a Technology Acquisition Agreement of Exhibit B. SBIBT agrees to make all payments under a Technology Acquisition Agreement of Exhibit B when due including but not limited to milestone payments and royalties for sales of Product made by MedImmune and/or its Affiliates and/or their Sublicensees.

(j) In the event that a Technology Acquisition Agreement of Exhibit B is terminated, or the scope of the license thereunder is reduced, and MedImmune obtains a license under one or more Patent Rights and/or Know-How that was previously licensed to SBIBT thereunder, SBIBT shall reimburse MedImmune for the cost and expense of securing such license and any payments, made by MedImmune with respect thereto (including but not limited to milestones and royalties to be paid thereunder) or in the alternative MedImmune shall have the right to deduct such payments from any payments owed by MedImmune to SBIBT.

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5.5. (a) During the Term, following the First Commercial Sale of a Product in a country of the Territory, MedImmune shall furnish to SBIBT a quarterly written report for each calendar quarter showing the Net Sales of all Royalty Bearing Products subject to royalty payments during the reporting period, applicable royalty deductions and the royalties payable under this Agreement. Reports shall be due on the [***] ([***]) [***] following the close of each calendar quarter. Royalties shown to have accrued by each royalty report shall be due and payable on the date such royalty report is due. MedImmune shall keep complete and accurate records in sufficient detail to enable the royalties payable hereunder to be determined provided however, such obligation shall terminate with respect to each calendar quarter three years after the end of such calendar quarter.

5.6. (a) Upon the written request of SBIBT and not more than once in each calendar year, and upon at least [***] ([***]) [***] prior written notice, MedImmune shall permit an independent certified public accounting firm of nationally recognized standing selected by SBIBT and reasonably acceptable to MedImmune, at SBIBT’s expense, to have access during normal business hours to such of the records of MedImmune as may be reasonably necessary to verify the accuracy of the royalty reports hereunder for any or all of the [***] ([***]) calendar quarters preceding the calendar quarter in which the request is made. The accounting firm shall disclose to SBIBT and MedImmune only whether the royalty reports, are correct or incorrect and the specific details concerning any discrepancies. No other information shall be provided to SBIBT. SBIBT shall provide MedImmune with a copy of such report within [***] ([***]) [***] after receipt thereof.

(b) If such accounting firm identifies a discrepancy made during such period, the appropriate Party shall pay the other Party the amount of the discrepancy, within [***] ([***]) [***] of the date SBIBT delivers to MedImmune such accounting firm’s written report so concluding, or as otherwise agreed upon by the Parties or within its discretion, MedImmune may offset any such overpayment against payments due under this Agreement. The payment of the

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amount of the discrepancy to SBIBT by MedImmune will bear interest at an annual rate of interest equal to the prime rate of interest as published in the Wall Street Journal, Eastern Edition, calculated on the number of days such payment is delinquent. The fees charged by such accounting firm shall be paid by SBIBT unless the underpayment exceeded [***] ([***]) of the amount owed by MedImmune to SBIBT for the period audited, in which case, MedImmune shall pay to SBIBT the fees and costs charged by such accounting firm.

(c) Med Immune shall include in each sublicense granted by it pursuant to this Agreement a provision requiring the Sublicensee to make reports to MedImmune, to keep and maintain records of Net Sales made pursuant to such sublicense and to grant access to such records by SBIBT’s independent accountant to the same extent required of MedImmune under this Agreement.

(d) Upon the expiration of [***] ([***]) [***] following the end of any calendar quarter, the calculation of royalties payable with respect to such calendar quarter shall be binding and conclusive upon SBIBT, and MedImmune shall be released from any liability or accountability with respect to royalties for such calendar quarter and each preceding calendar quarter.

5.7. SBIBT shall treat all financial information subject to review under this Article 5 in accordance with the confidentiality and non-use provisions of this Agreement, and shall cause its accounting firm to enter into an acceptable confidentiality agreement with MedImmune or its Sublicensees obligating it to retain all such information in confidence pursuant to such confidentiality agreement.

5.8. All payments owed under this Agreement will be made in United States dollars by wire transfer from a single source in the United States to the following bank account designated by SBI, unless otherwise specified in writing by SBIBT.

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•	Bank: [***]

•	Swift Code: [***]

•	Account No.: [***]

5.9. Royalties shall be paid by MedImmune after deduction of any applicable withholding taxes. Prior to any first payment by MedImmune to SBIBT in a calendar year, SBIBT shall provide MedImmune with any relevant form required by the relevant tax authorities in order for SBIBT to (i) attest SBIBT fiscal residence and (ii) obtain the application of the reduced withholding tax rate or the exemption of the withholding tax, according to the relevant bilateral convention for the prevention of double taxation. At the request of SBIBT, MedImmune will forward to SBIBT such relevant application forms for fulfillment. In the event SBIBT fails to return to MedImmune such forms duly completed and signed before a payment date, MedImmune will declare and pay withholding tax at the local common law rate applicable to the payments, and such tax will be deducted from the corresponding payment by MedImmune to SBIBT. MedImmune shall remit the withholding tax to the proper tax authority and proof of payment of such tax shall be secured and sent to SBIBT as evidence of such payment.

5.10. On the Effective Date, SBIBT shall deliver to MedImmune a signed Acknowledgment, Consent and Agreement of Exhibit C. No payments shall be due or payable from MedImmune to SBIBT under this Agreement until MedImmune has received such Acknowledgment, Consent and Agreement.

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ARTICLE 6

INTELLECTUAL PROPERTY RIGHTS

6.1. (a) Promptly after the Effective Date, SBIBT shall provide or cause to be provided to MedImmune or its counsel the files relevant to SBIBT Patent Rights. After the Effective Date, at the cost and expense of MedImmune, with counsel selected by MedImmune, and reasonably acceptable to SBIBT, MedImmune shall file, prosecute and maintain SBIBT Patent Rights licensed to MedImmune that are owned by SBIBT and to the extent permitted under a Technology Acquisition Agreement, SBIBT Patent Rights licensed to SBIBT. After the Effective Date, MedImmune shall provide to SBIBT all material documents that relate to the filing, prosecution, and maintenance of such SBIBT Patent Rights, including, but not limited to, each patent application, office action, response to office action, request for terminal disclaimer, and request for reissue, opposition, cancellation, or reexamination or extension of any patent issuing from such application a sufficient time prior to the filing of such application, response or request to allow for review and comment by SBIBT. MedImmune shall reasonably consider and use good faith efforts to take into account all such comments as to such SBIBT Patent Rights. Neither SBIBT nor MedImmune shall abandon, disclaim or allow to lapse any SBIBT Patent Rights without the prior written consent of the other party. SBIBT shall cooperate with MedImmune with respect to the preparation, filing, prosecution and maintenance of SBIBT Patent Rights. In the event that the license granted to MedImmune under one or more SBIBT Patent Rights is terminated, MedImmune shall no longer be responsible for filing, prosecuting and maintaining such SBIBT Patent Rights and MedImmune shall arrange to transfer the responsibility therefor to SBIBT.

(b) MedImmune shall be responsible for filing, prosecuting and maintaining Joint Patents in the name of MedImmune and SBIBT and at the expense of MedImmune. In the event that MedImmune declines to prepare, file, prosecute and maintain any Joint Patent, MedImmune shall give SBIBT reasonable advance notice to this effect and thereafter SBIBT shall have the right to prepare, file, prosecute and maintain such Joint Patents in the name of MedImmune and SBIBT and at the expense of SBIBT. MedImmune shall provide to SBIBT all

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material documents that relate to the filing, prosecution, and maintenance of Joint Patents, including, but not limited to, each patent application, office action, response to office action, request for terminal disclaimer, and request for reissue or reexamination or extension of any patent issuing from such application, the whole within a sufficient time prior to the filing of such application, response or request to allow for review and comment by SBIBT. SBI shall have an opportunity to review and comment on any papers to be filed in any patent office with respect to Joint Patents prior to their submission. MedImmune shall reasonably consider and use good faith efforts to take into account all such comments related to Joint Patents. In the event that there is any disagreement with respect to the filing, prosecution and maintenance of Joint Patents, MedImmune shall have the right to make the final decision.

(c) MedImmune shall have the exclusive right and option to file and prosecute any and all Patent Rights solely owned by MedImmune, at MedImmune’s expense and with counsel selected by MedImmune.

6.2. (a) SBIBT shall not initiate any reexamination, interference or reissue proceeding relating to SBIBT Patent Rights without the prior written consent of MedImmune, which consent shall not be unreasonably withheld or delayed.

6.3. (a) Each Party shall give the other Party notice of either (1) any actual or suspected infringement of SBIBT Patent Rights in the Territory, or (2) any actual or suspected misappropriation or misuse of SBIBT Know-How, that comes to the Party’s attention. The notice requirements of this Section 6.3(a) shall be limited to those circumstances where the actual or suspected infringement, misappropriation or misuse involves or is reasonably likely to affect the manufacture, use, sale, import or offering for sale of Product in the Field.

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(b) With respect to the alleged infringement by a Third Party of SBIBT Patent Rights in the Territory or misappropriation or misuse of SBIBT Know-How by making, using, selling, importing or offering for sale a Product in the Territory (a “Product Infringement”), as between SBIBT and MedImmune, MedImmune will have the first right (but not the obligation) to bring any infringement action or proceeding against such Product Infringement, at the cost and expense of MedImmune, by counsel of its own choice. SBIBT will have the right, at its own cost and expense, to be represented in any such action by counsel of its own choice, but MedImmune shall control such infringement action. If MedImmune decides not to bring or fails to bring such an action within [***] ([***]) [***] of written notice of a Product Infringement from either Party in accordance with Section 6.3(a), then to the extent that it has the right to do so under the applicable law, SBIBT will have the right (but not the obligation) to bring such action at the cost and expense of SBIBT with counsel selected by SBIBT. MedImmune, at its cost and expense, will have the right to be represented by counsel in any such action brought by SBIBT.

(c) For any action pursuant to Section 6.3(b) to terminate any Product Infringement of SBIBT Patent Rights, in the event that MedImmune is unable to initiate or prosecute such action solely in its own name, SBIBT will join such action voluntarily and will execute and cause its Affiliates, and to the extent that SBI has the right to require a licensor to do so, its licensors, to execute all documents necessary for MedImmune to initiate litigation to prosecute and maintain such action. In connection with any action, MedImmune and SBIBT will cooperate fully and will provide each other with any information or assistance that the other may reasonably request, at the expense of the enforcing Party. The Party initially bringing the action will have the right to control such action, including the settlement thereof, provided, however, that neither Party shall settle or compromise any claim or proceeding that adversely affects the scope,

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validity or enforceability of any SBIBT Patent Right owned by SBIBT and licensed to MedImmune unless agreed to in writing by both Parties, which consent shall not be unreasonably withheld. Any damages or other monetary awards recovered pursuant to any suit, proceeding or other legal action taken under this Section 6.3 will be allocated first to the costs and expenses of the Party initially bringing suit, and second to the costs and expenses (if any) of the other Party that were authorized by the Party bringing the suit and not otherwise reimbursed, with any remaining amounts (if any) to be allocated to the Party bringing suit and if the amount is allocated to MedImmune, such amount will be Net Sales subject to royalty under this Agreement.

(d) SBIBT shall inform MedImmune of any certification regarding any SBIBT Patent Rights in the United States it has received pursuant to either 21 U.S.C. §§355(b)(2)(A)(iv) or (j)(2)(A)(vii)(IV) or its successor provisions or any similar provisions in the Territory and shall provide MedImmune with a copy of such certification within [***] ([***]) [***] of receipt. SBIBT’s and MedImmune’s rights with respect to the initiation and prosecution of any legal action as a result of such certification or any recovery obtained as a result of such legal action shall be as defined in Sections 6.3(b), (c) and (e).

(e) In the event that a Third Party files or initiates an action or proceeding with respect to any SBIBT Patent Rights against either Party or both Parties in the Territory, such Party shall provide written notice thereof to the other Party within [***] ([***]) [***] thereafter. MedImmune shall have the first right within its sole discretion, but not the obligation, to control the defense thereof with attorneys selected by MedImmune and reasonably acceptable to SBIBT, at the cost and expense of MedImmune, by written notice to SBIBT, within [***] ([***]) [***] after such first written notice. Until and unless MedImmune elects to control such defense, SBIBT shall control the defense of any such action or proceeding, at its sole expense. Neither MedImmune nor SBIBT shall settle or compromise such an action or proceeding in a manner that adversely affects the scope, validity or enforceability of any SBIBT Patent Rights in the Territory without the written consent of the other Party, which consent shall not be withheld unreasonably.

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6.4. The Parties shall cooperate with each other in obtaining patent term extension, such as extension under 35 U.S.C. § 156, patent term restoration or supplemental protection certificates or their equivalents in any country in the Territory with respect to SBI Patent Rights owned by SBIBT and to the extent it has the right to do so, also SBIBT Patent Rights licensed under a Technology Acquisition Agreement. In the event that elections with respect to obtaining such patent term restoration are to be made, the Parties shall seek to agree on the election to be made, but in the event of a disagreement, MedImmune shall have the right to make a good faith election and SBIBT agrees to abide by such election. In the event that MedImmune does not make an election of a patent for patent term extension or restoration within [***] ([***]) [***] prior to the statutory deadline for doing so, SBIBT shall have the right to make a good faith election of the patent and MedImmune agrees to abide by such election.

6.5. Except as provided in Section 6.7, SBIBT shall own all right, title and interest in and to Inventions and Know-How made by employees of SBIBT and the intellectual property rights therein.

6.6. Except as provided in Section 6.7, MedImmune shall own all right, title and interest in and to Inventions and Know-How made by employees of MedImmune and the intellectual property rights therein.

6.7. SBIBT and MedImmune shall jointly own Inventions and Know-How made jointly by one or more employees of SBIBT and one or more employees of MedImmune (“Joint Inventions”) and the intellectual property rights therein, and SBIBT’s interest therein shall be exclusively licensed to MedImmune under this Agreement. Except as licensed herein, neither Party shall exploit, license, grant rights and/or enforce Joint Inventions and the intellectual property rights therein without the mutual written agreement of both Parties.

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ARTICLE 7

OPTION

7.1. SBIBT grants to MedImmune an exclusive option to obtain an exclusive license to Additional Products. The option granted under this Section 7.1 shall be for a period of [***] ([***]) [***] from the Effective Date (“Option Period”).

7.2. (a) During the Option Period, SBIBT shall provide written notice to MedImmune upon identifying Additional Targets and/or Additional Products. With respect to each Additional Target and Additional Product, during the Option Period, at least every [***] ([***]) [***], SBIBT shall provide MedImmune any and all material Know How developed by or on behalf of SBIBT with respect to each Additional Target and Additional Product. The information on Additional Targets and Additional Products will be reported to the JRC.

(b) Without limiting the obligations of SBIBT under Section 7.2(a), during the Option Period, SBIBT shall provide MedImmune with any and all in vitro and in vivo results with respect to each Additional Target and Additional Product at least [***] ([***]) [***] prior to [***] of an Additional Product.

(c) During the Option Period, SBIBT shall use reasonable effort to cooperate with MedImmune with respect to evaluating the Know-How provided to MedImmune under Section 7.2(a) and (b) including any other information and data available to SBIBT that is reasonably requested by MedImmune.

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7.3. (a) By written notice from MedImmune to SBIBT during the Option Period, on a Target-by-Target basis, MedImmune within its sole discretion may exercise the option granted under Section 7.1 provided that such written notice is sent by MedImmune no later than the later of (i) [***] ([***]) [***] after SBIBT provides MedImmune with the written notice under Section 7.2(a) or (ii) [***] ([***]) days prior to [***] of an Additional Product for an Additional Target as provided in a good faith written notice provided to MedImmune by SBIBT at least [***] ([***]) [***] prior thereto.

(b) If MedImmune fails to exercise the option of Section 7.1 in accordance with Section 7.3(a) with respect to an Additional Target, MedImmune shall have no rights with respect to such Additional Target and Additional Products of such Additional Target, and thereafter, SBIBT is free and clear to develop on its own, or collaborate with any Third Party, on such Additional Target or Additional Products.

7.4. Upon exercise of the option pursuant to Section 7.3(a), MedImmune and SBIBT shall enter into a license agreement with respect to the Additional Target and Additional Product for such Additional Target as to which MedImmune has exercised the option, which license agreement, except as set forth in Section 7.5, shall contain the terms and conditions of this Agreement, except that such license agreement shall not include this Article 7 and the “Target” shall be such Additional Target.

7.5. The terms and conditions of the license agreement entered into pursuant to Section 7.4 shall be modified as follows

(i) The [***] ($[***]) fee of Section 5.1 shall be changed to [***] ($[***]),

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(ii) The territory for each license agreement with respect to Additional Targets after the first two license agreements for the first two Additional Targets shall be the entire world, except Japan, provided that SBIBT provides written notice thereof within [***] ([***]) [***] after MedImmune exercises the option under Section 7.3(a) and further provided that SBIBT agrees that if SBIBT desires to grant rights to a Third Party in Japan, SBIBT shall provide MedImmune with prior written notice thereof no later than [***] ([***]) days prior to SBIBT initiating negotiation of an agreement granting such rights in Japan and MedImmune shall have the right to expand the territory to Japan by written notice to SBIBT within [***] ([***]) [***] thereafter.

(iii) MedImmune shall reimburse SBIBT for all the cost and expense incurred by SBIBT with respect to all Patent Rights directed to the Additional Target for which the option has been exercised and/or the Additional Products for such Additional Target.

7.6. With respect to Patent Rights directed to Additional Targets and Additional Products, prior to exercise of the option by MedImmune or expiration of such option pursuant to Section 7.3, at the cost and expense of SBIBT, SBIBT shall prepare, file, prosecute and maintain such Patent Rights by use of outside counsel selected by MedImmune and agreeable to SBIBT.

ARTICLE 8

CONFIDENTIALITY

8.1. (a) All Know-How disclosed or provided by one Party to the other Party hereunder shall be considered confidential information of the disclosing Party (“Confidential Information”). All Inventions and Know-How created under this Agreement shall be considered Confidential Information of the Party that owns the Inventions and Know-How. In addition, SBIBT shall maintain the confidentiality of SBIBT Know-How in the same manner as Confidential Information disclosed by MedImmune to SBIBT. Subject to Sections 8.1(b) and (d), each Party shall maintain in confidence the other Party’s Confidential Information and shall not disclose to any Third Party or use the other Party’s Confidential Information until the later of [***] ([***]) [***] from disclosure of such Confidential Information or the termination of this Agreement, except to the extent that such Confidential Information:

(i) is known by the receiving Party at the time of its receipt, and not through a prior disclosure by the disclosing Party, as documented by the receiving Party’s business records;

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(ii) is or becomes part of the public domain through no fault of the receiving Party;

(iii) is subsequently disclosed to the receiving Party by a Third Party who may lawfully do so and is not under an obligation of confidentiality to the disclosing Party; or

(iv) is developed by the receiving Party independently of information received from the disclosing Party, as documented by the receiving Party’s business records.

In the case of SBIBT Know-How, the exception of Section 8.1(a)(i) shall not be applicable to SBIBT.

(b) Notwithstanding the obligations in Section 8.1(a), MedImmune has the right to use and permit a Third Party to use the Confidential Information of SBIBT that is licensed to MedImmune under this Agreement. In addition, MedImmune may disclose or provide the Confidential Information of SBIBT, if such disclosure or provision:

(i) is made to governmental or other regulatory agencies in order to obtain patents or to gain or maintain approval to conduct clinical trials or to market Product, in the Territory, but such disclosure may be only to the extent reasonably necessary to obtain such patents or authorizations; or

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(ii) is disclosed or provided by MedImmune to Sublicensees, Affiliates, agents, consultants, or other Third Parties for the research, development, manufacturing or commercialization of Product in the Field or in connection with a permitted assignment of this Agreement, a licensing transaction related to Product in the Field, or loan, financing or investment or acquisition, merger, consolidation or similar transaction (or for such entities to determine their interest in performing such activities), in each case on the condition that any Third Parties to whom such disclosures or provisions are made in advance agree to be bound by confidentiality and non-use obligations substantially similar to those contained in this Agreement; provided that the term of confidentiality and non-use applicable to such Third Parties shall be no less than [***] ([***]) [***] from the date of disclosure to them. [Note that deleted matter covered in 8.1(d)].

(c) Any combination of features or disclosures shall not be deemed to fall within the foregoing exclusions merely because individual features are published or available to the general public or in the rightful possession of the receiving Party unless the combination itself is published or available to the general public or in the rightful possession of the receiving party.

(d) If a Party is required by judicial or administrative process to disclose Confidential Information that is subject to the non-disclosure provisions of this Section 8.1, such Party shall promptly inform the other Party of the disclosure that is being sought in order to provide the other Party an opportunity to challenge or limit the disclosure obligations. Confidential Information that is disclosed by judicial or administrative process shall remain otherwise subject to the confidentiality and non-use provisions of this Section 8.1, and the Party disclosing Confidential Information pursuant to law or court order shall, except where impracticable, take all steps reasonably necessary, including without limitation obtaining an order of confidentiality, to ensure the continued confidential treatment of such Confidential Information.

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8.2. (a) Prior to the submission to any outside person for publication of a manuscript or prior to any oral public disclosure describing scientific data with respect to Product or Target, MedImmune or SBIBT, as the case may be, shall disclose to the other Party, as the case may be, the disclosure or manuscript to be made or submitted, and shall allow at least [***] ([***]) [***] to allow the other Party to determine whether such disclosure or manuscript contains Confidential Information that should not be disclosed and/or permit MedImmune to determine whether such disclosure or manuscript contains subject matter for which patent protection should be sought prior to publication or disclosure or which MedImmune believes should be modified to avoid necessary regulatory or commercial difficulties. With respect to publications by investigators or other Third Parties or Sublicensees, such publications shall be subject to review by the other Party under this Section to the extent that MedImmune or SBI (as the case may be) has the right to do so.

(b) After the expiration of [***] ([***]) [***] from the date of mailing such disclosure or manuscript to a Party, unless MedImmune or SBI, as the case may be, has received from the other the written notice specified below, the authoring Party shall be free to submit such manuscript for publication or to publish the disclosed research results in any manner consistent with academic standards.

(c) Prior to the expiration of the [***] ([***]) [***] period specified in this Section 8.2, a Party may notify the submitting Party of its determination that such oral presentation or manuscript contains Confidential Information of such Party and MedImmune may notify SBIBT that it contains material for which patent protection should be sought and/or material that will cause regulatory or commercial difficulties. The notified Party shall withhold its proposed public disclosure and confer with the designated contact of the other Party to determine the best course of action to take in order to modify the disclosure or to obtain patent protection. After resolution

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of the regulatory or commercial issues, or the filing of a patent application or due consideration as to whether a patent application can reasonably be filed and the outcome of such consideration is that a patent application should not be filed, then the submitting Party shall be free to submit the manuscript and/or make its public oral disclosure. Notwithstanding anything to the contrary in this Section 8.2, if the publication contains information that a Party reasonably determines is Confidential Information of such Party subject to the confidentiality obligations of this Section 8, then upon written notice to the other Party such information shall be deleted from any publication.

8.3. (a) Each Party shall be entitled to issue a press release relating to entry into this Agreement, attached as Exhibit E (which sets forth MedImmune’s intended press release) and Exhibit F (which sets forth SBI’s intended press release in the form of an English translation of such release), and generally the activities to be conducted hereunder, each such release as mutually approved by the Parties in writing. A Party may issue subsequent press releases relating to this Agreement, the activities conducted hereunder and/or the results thereof upon prior written approval of the other Party, such approval not to be unreasonably withheld or delayed; provided, however, that no approval of the other Party shall be required if a subsequent press release or SEC filing solely discloses the information that has previously been approved and disclosed as permitted by this Section 8.3 provided, however, a Party shall provide the other Party with a copy of a draft of such press release or filing at least five (5) Business Days prior to issuance or filing. Except as otherwise provided in this Section 8.3(a), neither Party shall use the name, trademark, trade name or logo of the other Party or its employees in any publicity or news release relating to this Agreement or its subject matter, without the prior express written permission of the other Party. Neither Party shall publicly disclose the existence or terms of this Agreement pursuant to a press release or otherwise except as provided in this Article 8.

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(b) Notwithstanding the terms of this Article 8, either Party shall be permitted to disclose the existence and terms of this Agreement to the extent required, in the reasonable opinion of such Party’s legal counsel, to comply with applicable laws, rules or regulations, including without limitation the rules and regulations promulgated by the United States Securities and Exchange Commission (“SEC”) or any other governmental agency. Notwithstanding the foregoing, before disclosing this Agreement or any of the terms hereof pursuant to this Section 8.3(b), the Parties will consult with one another on the terms of this Agreement for which confidential treatment will be sought in making any such disclosure. If a Party wishes to disclose this Agreement or any of the terms hereof in accordance with this Section 8.3(b), such Party agrees, at its own expense, to seek confidential treatment of the portions of this Agreement or such terms as may be reasonably requested by the other Party, provided that the disclosing Party shall always be entitled to comply with legal requirements, including without limitation the requirements of the SEC or any other governmental agency.

(c) Either Party may also disclose the existence and terms of this Agreement in confidence to its attorneys, consultants and advisors, and to potential acquirors (and their respective professional advisors), in connection with a potential change of control and to existing and potential investors or lenders of such Party, as a part of their due diligence investigations, or to potential licensees or to permitted assignees in each case under an agreement to keep the terms of this Agreement confidential under terms of confidentiality and non-use substantially similar to the terms contained in this Agreement and to use such confidential information solely for the purpose permitted pursuant to this Section 8.3(c).

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ARTICLE 9

REPRESENTATIONS AND WARRANTIES AND COVENANTS

9.1. Each Party represents and warrants to the other that it has the legal right and power to enter into this Agreement, and to fully perform its obligations hereunder, and that it has not made nor will it make any commitments to others in conflict with or in derogation of such rights or this Agreement.

9.2. As of the Effective Date, SBIBT represents and warrants to MedImmune that:

(a) it has the right to grant the rights and licenses granted to MedImmune under this Agreement and such licenses have been validly granted;

(b) it has provided MedImmune with all material information in SBIBT’s possession and control that concerns Patent Rights of Third Parties that are related to the use, manufacture, development or commercialization of Product. It has not received from a Third Party, nor has any knowledge that any Third Party intends to assert any claim that the practice of SBI Patent Rights or use of SBIBT Know-How infringes the intellectual property rights of a Third Party and, other than SBIBT Patent Rights, it has no knowledge of any granted Patent Rights or pending Patent Rights (if issued) that would be infringed by manufacture, use, sale, offer to sell or import of a Product;

(c) it has not previously assigned, transferred, licensed, conveyed or otherwise encumbered its right, title and interest with respect to Product or in SBIBT Patent Rights, or SBIBT Know-How or Technology Acquisition Agreements;

(d) it has no knowledge of any legal claims, judgments or settlements against or owed by SBIBT or pending or threatened legal claims or litigation, in each case relating to Product or SBIBT Patent Rights or SBIBT Know-How or Technology Acquisition Agreements;

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(e) all necessary consents, approvals and authorizations of all government authorities and other persons required to be obtained by SBIBT as of the Effective Date in connection with the execution, delivery and performance of this Agreement have been obtained;

(f) the Patent Rights listed in Exhibit A as being owned by SBIBT constitute all Patent Rights owned by SBIBT that directly relate to the research, development, manufacture, use and commercialization of Product in the Territory and SBIBT owns all right, title and interest in and to the Patent Rights of Exhibit A;

(g) all Technology Acquisition Agreements as of the Effective Date are listed in Exhibit B and it has provided MedImmune with complete and accurate copies thereof and all such Technology Acquisition Agreements are in full force and effect and it has no knowledge that it or any other party thereto is in breach of any Technology Acquisition Agreement;

(h) it has no knowledge that any of the existing SBIBT Patent Rights are invalid or unenforceable or that any person or entity has or intends to assert a claim that SBIBT Patent Rights are invalid or unenforceable;

(i) it has provided MedImmune with all material information known to SBIBT with respect to work performed by or on behalf of SBIBT with respect to research and development of Product including all efficacy, safety and toxicity data and to the knowledge of SBIBT such information is accurate in all material respects;

9.3. (a) As of the Effective Date, MedImmune represents and warrants to SBIBT that:

(i) it is a limited liability company duly organized, validly existing and in good standing under the laws of Delaware and has the right, power and authority to enter into this Agreement and to make the promises set forth in this Agreement;

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(ii) it has taken all necessary corporate action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;

(iii) it has duly executed and delivered the Agreement, and this Agreement constitutes a legal, valid and binding obligation of MedImmune;

(iv) the execution, delivery and performance of this Agreement do not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it is bound, nor to its knowledge, violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it; and

(v) to its knowledge a filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and regulations promulgated thereunder is not required in connection with the transactions contemplated under this Agreement.

(b) As of the Effective Date, SBIBT represents and warrants to MedImmune that:

(i) it is a corporation duly organized, validly existing and in good standing under the laws of Japan and has the right, power and corporate authority to enter into this Agreement and to make the promises set forth in this Agreement;

(ii) it has taken all necessary corporate action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;

(iii) it has duly executed and delivered the Agreement, and this Agreement constitutes a legal, valid and binding obligation of SBIBT; and

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(iv) the execution, delivery and performance of this Agreement do not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it is bound, nor to its knowledge, violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

9.4. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER SBIBT NOR MEDIMMUNE MAKES ANY WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE QUALITY OF ANY KNOW-HOW OR PATENT RIGHTS OR OTHER SUBJECT MATTER OF THIS AGREEMENT AND EACH PARTY HEREBY DISCLAIMS WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND ANY WARRANTY OR REPRESENTATION REGARDING CLINICAL EFFECTIVENESS OF THE PRODUCT’ MANUFACTURED OR THAT ANY PATENT IS VALID OR THAT ANY PATENT APPLICATION WILL BE GRANTED OR THAT PRODUCT OR MANUFACTURE, SALE OR USE THEREOF DOES NOT INFRINGE PATENTS OWNED BY A THIRD PARTY.

9.5. Except with respect to an obligation of either Party to indemnify the other hereunder, neither Party shall be liable to the other for consequential, incidental, indirect or punitive damages arising from the performance or nonperformance of such Party under this Agreement whether such claim is based on contract, tort (including negligence) or otherwise, even if an authorized representative of such Party is advised of the possibility or likelihood of same.

9.6. SBIBT hereby covenants and agrees that: (i) it will not terminate, amend or modify and/or consent to any amendment or modification or termination of its Technology Acquisition Agreements that will have an adverse effect on the licenses granted to MedImmune hereunder; (ii) it will not assign any Technology Acquisition Agreement without the written consent of

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MedImmune (which consent will not be unreasonably withheld or delayed), except that such consent will not be required in case of assignment in connection with a merger or acquisition (1) provided that such assignment is subject to this Agreement, (2) such assignment does not have an adverse effect on MedImmune’s rights thereunder, and that MedImmune is promptly provided with written notice of such assignment; and (iii) SBIBT will promptly advise MedImmune of any notice of a material breach under any Technology Acquisition Agreement that would have an adverse effect on MedImmune with respect to Products or the licenses granted to MedImmune hereunder or an intent to terminate any Technology Acquisition Agreement that is received from a Third Party, and to the extent permitted under Technology Acquisition Agreement, MedImmune will have the right but not the obligation to cure any such breach by SBIBT in the event that SBIBT elects not to do so. The reasonable cost and expense of such cure shall be reimbursed to MedImmune by SBIBT or MedImmune in its discretion may credit the cost and expense against payments owed to SBIBT by MedImmune.

ARTICLE 10

INDEMNITY

10.1. MedImmune agrees to indemnify and hold harmless SBIBT, its Affiliates, and their directors, officers, employees and agents (individually and collectively, the “SBIBT Indemnitee(s)”) from and against all losses, liabilities, damages and expenses (including reasonable attorneys’ fees and costs to the extent that MedImmune does not assume defense under Section 10.4) (collectively, “Losses”) resulting directly from any claims, demands, actions or other proceedings by any Third Party to the extent arising from (a) the research, development, manufacture, use, commercialization or sale of Products in the Field in the Territory by MedImmune, or any of its Affiliates or Sublicensees, or (b) the use in the Field in the Territory by any purchasers thereof of Products manufactured or sold by MedImmune or any of its Affiliates or Sublicensees in the Field in the Territory, or (c) any breach of the warranties made by MedImmune, or (d) the negligence or intentional misconduct or unlawful act of MedImmune.

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10.2. SBIBT agrees to indemnify and hold harmless MedImmune, its Affiliates, and their directors, officers, employees and agents (individually and collectively, the “MedImmune Indemnitee(s)”) from and against all losses, liabilities, damages and expenses (including reasonable attorneys’ fees and costs to the extent that SBIBT does not assume defense under Section 10.4) (collectively, “Losses”) resulting directly from any claims, demands, actions or other proceedings by any Third Party to the extent arising from (a) the research, performed by SBIBT, or any of its Affiliates with respect to Product, before or after the Effective Date, or (b) any breach of the warranties made by SBIBT or (c) the negligence or intentional misconduct or unlawful act of SBIBT.

10.3. Either of the MedImmune Indemnitee or the SBIBT Indemnitee shall be an “Indemnitee” for the purpose of this Article 10, and the Party that is obligated to indemnify the Indemnitee under Section 10.1 or Section 10.2 shall be the “Indemnifying Party.”

10.4. If any such claims or actions are made, the Indemnitee shall be defended at the Indemnifying Party’s sole expense by counsel selected by Indemnifying Party and reasonably acceptable to the Indemnitee, provided that the Indemnitee may, at its own expense, also be represented by counsel of its own choosing. The Indemnifying Party shall have the sole right to control the defense or settlement of any such claim or action, subject to the terms of this Article 10.

10.5. The Indemnifying Party’s indemnification under Section 10.1 or Section 10.2 shall not apply to any Losses determined by final judgment to be attributable to the gross negligence or intentional misconduct or unlawful act of any Indemnitee.

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10.6. The Indemnifying Party may settle any such claim, demand, action or other proceeding or otherwise consent to an adverse judgment (a) with prior written notice to the Indemnitee but without the consent of the Indemnitee where the only liability to the Indemnitee is the payment of money and the Indemnifying Party makes such payment, or (b) where there is liability to the Indemnitee in addition to money damages, only with the prior written consent of the Indemnitee, such consent not to be unreasonably withheld or delayed.

10.7. The Indemnitee shall notify the Indemnifying Party promptly of any claim, demand, action or other proceeding under Section 10.1 or Section 10.2 and shall reasonably cooperate with all reasonable requests of the Indemnifying Party with respect thereto.

10.8. The Indemnitee may not settle any such claim, demand, action or other proceeding or otherwise consent to an adverse judgment in any such action or other proceeding or make any admission as to liability or fault without the express written permission of the Indemnifying Party.

ARTICLE 11

TERM AND TERMINATION

11.1. This Agreement shall be effective as of the Effective Date and unless terminated earlier pursuant to Article 3, Section 11.2 or 11.3, this Agreement shall continue in effect until the earlier of (i) fifty (50) years after the Effective Date or (ii) expiration of all royalty and milestone payment obligations hereunder (the “Term”). Upon expiration (but not termination pursuant to Article 3 or Sections 11.2 or 11.3) of this Agreement, the licenses granted to MedImmune under Section 4 of this Agreement shall become fully paid-up, non-exclusive, perpetual licenses.

11.2. Notwithstanding anything contained herein to the contrary, MedImmune shall have the right to terminate this Agreement in its sole discretion in its entirety or with respect to one or more Products in one or more countries of the Territory or its license under one or more Technology Acquisition Agreements, or under one or more SBIBT Patent Rights in one or more countries by giving sixty (60) days prior written notice to SBIBT.

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11.3. In addition to the termination provisions of Section 11.2, this Agreement may be terminated at any time during the Term upon written notice by either Party if the other Party is in breach of its payment obligations or other obligations under this Agreement and has not cured such payment or other breach by making such payment within forty-five (45) days of the written notice.

11.4. In the event that MedImmune makes a payment under this Agreement and disputes its obligation to make such payment or the amount of such payment, MedImmune shall have the right to seek return of such payment or such amount through a proceeding under Section 12.5.

11.5. Upon termination of this Agreement, all rights and obligations of the Parties under this Agreement shall terminate except those that survive termination under Sections 11.6 and 11.11.

11.6. Expiration or termination of the Agreement shall not relieve the Parties of any obligation accruing prior to such expiration or termination. Any expiration or termination of this Agreement shall be without prejudice to the rights of either Party against the other accrued or accruing under this Agreement prior to expiration or termination, including without limitation the obligation to pay royalties for Product(s) sold prior to such expiration or termination.

11.7. The termination of this Agreement under Article 11 is in addition to any rights or remedies that a Party may have at law or in equity for breach of this Agreement, except that this Agreement may be terminated only as specifically provided in this Agreement.

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11.8. In the event that MedImmune’s licenses under this Agreement are terminated, and a sublicense has been granted by MedImmune under this Agreement, with respect to Product in one or more countries of the Territory then SBIBT shall grant to each Sublicensee designated by MedImmune (other than an Affiliate of MedImmune) a direct license to such Sublicensee with respect to such Products, in such country(ies) under the terms and conditions of this Agreement, which license shall be of the same scope sublicensed to such Sublicensee, provided that such Sublicensee (1) agrees to be bound to SBIBT under the terms and conditions of this Agreement; and (2) the Sublicensee is not in breach of its sublicense agreement with MedImmune. Upon the request of MedImmune, SBIBT shall acknowledge to a Sublicensee in writing the obligations of SBIBT under this Section 11.8.

11.9. Notwithstanding anything herein to the contrary, in the event of any termination or expiration of the term of this Agreement, at the option of MedImmune, MedImmune shall have the right to use or sell Products on hand on the date of such termination or expiration and to complete Products in the process of manufacture at the time of such termination or expiration and use or sell the same as if licensed under this Agreement, provided that MedImmune shall submit the applicable royalty report, along with the royalty payments required by this Agreement.

11.10. This Agreement may be terminated only as provided in and in accordance with the termination provisions of Article 3 or Article 11 of this Agreement.

11.11. Following expiration or termination of this Agreement for any reason, Articles 1, 8 and 10, and Sections 6.1(b), 6.5, 6.6, 6.7, 9.4, 9.5, 11.1, 11.4, 11.5, 11.6, 11.7, 11.8, 11.9, 11.11, 12.1, 12.3, 12.4, 12.5 and 12.6 will survive the expiration or termination. In addition, MedImmune’s obligation under Section 6.1(a) to transfer responsibility to SBIBT with respect to SBIBT Patent Rights shall survive termination of this Agreement.

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ARTICLE 12

MISCELLANEOUS

12.1. Neither Party shall be held liable or responsible to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement when such failure or delay is caused by or results from causes beyond the reasonable control of the affected Party, including but not limited to fire, floods, embargoes, war, acts of war (whether war is declared or not), insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, acts of gods or acts, omissions or delays in acting by any governmental authority or the other Party; provided, however, that the Party so affected shall use reasonable commercial efforts to avoid or remove such causes of nonperformance, and shall continue to perform hereunder with reasonable dispatch whenever such causes are removed. Either Party shall provide the other Party with prompt written notice of any delay or failure to perform that occurs by reason of force majeure. The Parties shall mutually seek a resolution of the delay or the failure to perform as noted above.

12.2. (a) This Agreement and the rights and obligations under this Agreement may be assigned by either Party without the consent of the other Party provided, however that the assigning Party shall deliver written notice of any such permitted assignment to the other Party, and the assignee shall agree to be bound to the non-assigning Party under the terms and conditions of this Agreement.

(b) SBIBT shall not assign SBIBT Patent Rights or SBIBT Know-How, except in conjunction with an agreement that such assignment is subject to the rights and licenses granted under this Agreement. SBIBT shall not to assign this Agreement, except in conjunction with an assignment of all SBIBT Patent Rights, SBIBT Know-Flow and the Technology Acquisition Agreements.

(c) The granting by MedImmune of exclusive and/or non-exclusive rights and licenses to make, have made, research, develop, use, sell, offer to sell, and/or import Product in the Field shall not be an assignment of this Agreement as long as MedImmune remains bound to SBIBT under this Agreement.

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(d) Any purported assignment that is not in compliance with this Section 12.2 shall be null and void.

12.3. Any consent, notice or report required or permitted to be given or made under this Agreement by one of the Parties hereto to the other shall be in writing and shall be deemed given (i) ten (10) days after mailing when mailed by registered or certified mail, return receipt requested, postage paid, or (ii) on the date received when delivered in person or by reputable international express delivery service, or (iii) on the date of by facsimile transmission (and promptly confirmed by personal delivery or courier), addressed to such other Party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the addressor and shall be effective upon receipt by the addressee.

If to MedImmune:

MedImmune, LLC.

One MedImmune Way

Gaithersburg, Maryland 20878

Attn: CEO with a copy to the General Counsel

Facsimile: +1-301-398-9625

If to SBIBT:

SBI Biotech Co., Ltd

4-7-4 Shirokanedai,

Minato-ku, Tokyo, Japan

Attn: CEO with a copy to the General Counsel

Facsimile: +81-3-5789-3201

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

12.4. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, U.S.A, without regard to any choice of law principles that would dictate the application of the laws of another jurisdiction, provided, however, that as to matters involving Patent Rights, the patent laws of the country of the Patent Right shall be controlling.

12.5. Any disputes arising between the Parties relating to, arising out of or in any way connected with this Agreement or any term or condition hereof, or the performance by either Party of its obligations hereunder, shall be resolved as follows:

(a) The Chief Executive Officer of MedImmune or his designate and the Chief Executive Officer of SBI or his designate shall meet in person at a mutually acceptable time and location or by means of telephone or video conference within [***] ([***]) [***] of such notice and attempt to negotiate a settlement. If the matter remains unresolved within such [***] ([***]) [***] period by said individuals, then either MedImmune or SBIBT may initiate arbitration upon written notice to the other.

(b) If the Parties fail to resolve the dispute, then such dispute shall be finally resolved by binding arbitration. Whenever a Party shall decide to institute arbitration proceedings, it shall give written notice to that effect to the other Party. Any arbitration shall be conducted under the Rules of Conciliation and Arbitration of the International Chamber of Commerce by three arbitrators appointed in accordance with said Rules. The place of arbitration shall be Tokyo, Japan, if SBIBT is the respondent, and Washington, D.C., U.S.A., if MedImmune is the respondent. Each such arbitration shall be conducted in the English language. If applicable law is consulted, the applicable law shall be as set forth in Section 12.4 hereof. The arbitrators shall have the authority to grant specific performance, and to allocate between the Parties the costs of arbitration in such equitable manner as they determine. The arbitrators shall reach such a decision based on the rights and obligations of the Parties as set forth in this Agreement and in reaching such a decision, the Arbitrators shall not have the power to vary the terms and conditions of this

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Agreement and/or the obligations of the Parties under this Agreement. Judgment upon the award so rendered may be entered in any court having jurisdiction or application may be made to such court for judicial acceptance of any award and an order of enforcement, as the case may be. The decision of the arbitrators shall be final and binding on the Parties.

(c) This Section 12.5 shall not prevent a Party from seeking and obtaining temporary or preliminary relief in a court of competent jurisdiction to protect the interest of such Party pending the outcome of proceedings under Section 12.5.

12.6. This Agreement, together with the Exhibits hereto, contains the entire understanding of the Parties with respect to the subject matter hereof and supersedes and terminates all prior and contemporaneous agreements and understandings between the Parties, whether oral or in writing, by and between MedImmune and SBI. This Agreement supersedes the Confidential Disclosure Agreement between the Parties hereto dated September 10, 2007. All information exchanged between the Parties under that agreement shall be deemed Information and shall be subject to the terms of Article 8. In the event of any conflict or inconsistency between any provision of any Exhibit hereto and any provision of this Agreement, the provisions of this Agreement shall prevail. All express or implied agreements and understandings, either oral or written, heretofore made are expressly merged in and made a part of this Agreement. This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by the Parties hereto. Each of the Parties hereby acknowledges that this Agreement and the related documents are each the result of mutual negotiation and, therefore, any ambiguity in their respective terms shall not be construed against the drafting Party.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

12.7. The captions to the several Articles and Sections hereof and Exhibits hereto are not a part of this Agreement, but are merely guides or labels to assist in locating and reading the several Articles and Sections hereof.

12.8. It is expressly agreed that SBIBT and MedImmune shall be independent contractors and that the relationship between the two Parties shall not constitute a partnership, joint venture or agency. Neither SBIBT nor MedImmune shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other, without the prior written consent of the other Party to do so.

12.9. The waiver by either Party hereto of any right hereunder or the failure to perform or of a breach by the other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by said other Party whether of a similar nature or otherwise.

12.10. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be exchanged by facsimile if mutually agreed by the Parties.

12.11. Each Party shall cause its Affiliates to comply with the terms and conditions of this Agreement as if such Affiliate was a signatory to this Agreement. The failure of an Affiliate of a Party to comply with the terms and conditions of this Agreement shall be deemed a breach by such Party.

12.12. Except where specified to be an exclusive remedy, no remedy referred to in this Agreement is intended to be exclusive and shall be cumulative and in addition to any other remedy otherwise available under law or equity.

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12.13. A Party agrees to sign and execute such documents and to take such actions as reasonably requested by the other Party to carry out and perform the intent and purposes of a Party’s obligations under this Agreement.

12.14. Except where the context otherwise requires, wherever used, the singular will include the plural, the plural the singular, the use of any gender will be applicable to all genders, and the word “or” is used in the inclusive sense (and/or). The captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement. The term “including” as used herein means including, without limiting the generality of any description preceding such term. References to “Section” or “Sections” are references to the numbered sections of this Agreement, unless expressly stated otherwise. All dollars are United States Dollars.

IN WITNESS WHEREOF, the Parties have caused this License Agreement to be executed and sealed by their respective duly authorized representatives as of the date first set forth above.

MEDIMMUNE, LLC		SBI BIOTECH CO. LTD.

By:	[***]	By:	[***]

Name:	[***]	Name:	[***]

Title:	Sr. Vice President Commercial Operations	Title:	President & CEO

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EXHIBIT A

SBIBT Patent Rights

International Submission Number: [***]

International Public Number: [***]

A-1

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EXHIBIT B

Technology Acquisition Agreements

[***]

B-1

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EXHIBIT C

ACKNOWLEDGMENT, CONSENT AND AGREEMENT

In consideration for MedImmune, LLC (“MedImmune”) entering into a License Agreement with SBI Biotech Co. Ltd. (“SBIBT”), pursuant to which among other things SBIBT has granted to MedImmune certain rights and licenses to humanized antibodies that bind to [***], and other good and valuable consideration, the receipt of which is acknowledged, [***] acknowledges to MedImmune and SBIBT that the Research Collaboration Agreement by and between [***] and SBIBT (previously Ginkgo Biomedical Research Institute, Co., Ltd.) dated [***] (“[***]”), is in full force and effect between [***] and SBIBT. [***] consents and agrees that SBIBT can grant and MedImmune may receive a sublicense under the licenses granted to SBIBT under the [***]. [***] agrees that in the event that any and/or all of SBIBT’s rights and licenses under the [***] are terminated, such rights and licenses granted under the [***] shall remain in full force and effect as a direct license between [***] and MedImmune under the licensing terms of the [***], provided that at the time of the termination MedImmune is sublicensed under the [***].

[***] further acknowledges, consents and agrees that the License Agreement between SBIBT and MedImmune is not required to include the obligations of [***] and the requirements of [***] with respect to [***] are expressly waived. MRCT further agrees that SBIBT shall comply with the obligations of [***] as to providing an executed License Agreement by providing MRCT with a copy of the License Agreement between SBIBT and MedImmune with the financial terms redacted therefrom.

[***]

By:	[***]

Name:	[***]

Title:

AGREED TO:

SBI Biotech Co. Ltd.

By:	[***]

Name:	[***]

Title:

C-1

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EXHIBIT D

MATERIALS

Item	Description
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[***]
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[***]
[***]
[***]
[***]
[***]
[***]
[***]

[***]	[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]

[***]	[***]
[***]
[***]
[***]
[***]

D-1

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[***]	[***]
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[***]
[***]

[***]	[***]

[***]	[***]
[***]
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[***]
[***]
[***]

[***]	[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]

[***]	[***]
[***]
[***]

D-2

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